UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8 - K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 2, 2015

PROTEON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36323	20-4580525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street
Waltham, MA 02451
(Address of principal executive offices) (Zip Code)

(781) 890-0102
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comments

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to Proteon Therapeutics, Inc.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s annual meeting of stockholders was held on June 2, 2015.

(b) The stockholders elected all of the Company’s nominees for directors and ratified the appointment of Ernst and Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. The tabulation of votes for each proposal is as follows:

1) Election of Directors:

	For	Withhold	Broker Non-Votes
Timothy P. Noyes	14,466,568	194,940	580,094
Garen Bohlin	14,587,739	73,769	580,094
John G. Freund, M.D.	14,466,864	194,644	580,094

2) Ratification of Independent Registered Public Accounting Firm:

For	Against	Abstain	Broker Non-Votes
15,229,114	6,000	6,488	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 4, 2015

Proteon Therapeutics, Inc.

By:	/s/ Timothy P. Noyes
Name:	Timothy P. Noyes
Title:	President & Chief Executive Officer